UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/05/2007

Technitrol, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-05375

PA	23-1292472
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1210 Northbrook Drive, Suite 470, Trevose, PA 19053
(Address of principal executive offices, including zip code)

(215) 355-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

Technitrol, Inc. and AMI Doduco, Inc. (collectively, the "Companies") entered into a Fee Consignment and/or Purchase of Silver Agreement dated March 30, 2007 (the "Agreement") with HSBC Bank USA, National Association ("HSBC"). Silver delivered and held on consignment under the Agreement from time to time by the Companies may not at any time have a dollar value which exceeds US$25 million.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.22 - Fee Consignment and/or Purchase of Silver Agreement

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technitrol, Inc.

Date: April 05, 2007	By:	/s/ Drew A. Moyer
Drew A. Moyer
Sr. Vice President & CFO

Exhibit Index

Exhibit No.	Description
EX-10.22	Silver Agmt